                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 24, 2003

                        INDEPENDENCE COMMUNITY BANK CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                               000-23229                             11-3387931
   (State or other jurisdiction of           (Commission File Number)             (IRS Employer Identification
          incorporation or                                                                   Number)
            organization)
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
                195 MONTAGUE STREET                                               11201
                BROOKLYN, NEW YORK
      (Address of principal executive offices)                                 (Zip Code)
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                                 (718) 722-5300
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

As previously reported, on November 24, 2003, Independence Community Bank Corp., a Delaware corporation ("ICBC"), and Staten Island Bancorp, Inc., a Delaware corporation ("SIB"), entered into an Agreement and Plan of Merger (the "Merger
Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and the joint press announcing the execution of the Merger Agreement, which was issued on November 25, 2003, is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)           Exhibits.

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
EXHIBIT NO.       EXHIBIT
2.1               Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence
                  Community Bank Corp. and Staten Island Bancorp, Inc.

99.1              Joint press release dated November 25, 2003 (incorporated by reference from the Company's Current Report on Form 8-K filed by the Company with the SEC on November 25, 2003).
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                                        2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 8, 2003                 Independence Community Bank Corp.

                                             By: /s/ John K. Schnock
                                                --------------------------------
                                                John K. Schnock
                                                Senior Vice President, Secretary
                                                and Counsel

                                        3
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                                                                               4

                                  EXHIBIT INDEX

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
EXHIBIT NO.       EXHIBIT
2.1               Agreement and Plan of Merger, dated as of November 24, 2003, by and between Independence
                  Community Bank Corp. and Staten Island Bancorp, Inc.

99.1 Joint press release dated November 25, 2003 (incorporated by reference from the Company's Current Report on Form 8-K filed by the Company with the SEC on November 25, 2003).